EXHIBIT 99.3

EXECUTION COPY

GENESIS VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of March 17, 2003 by and among Pixelworks, Inc., an Oregon corporation (“Pixelworks”), and the undersigned stockholder and/or option holder (the “Stockholder”) of Genesis Microchip Inc., a Delaware corporation (“Genesis”).

RECITALS

A.    Pixelworks, Display Acquisition Corporation (“Merger Sub”), a Delaware corporation and wholly owned direct subsidiary of Pixelworks, and Genesis have entered into an Agreement and Plan of Merger (the “Merger Agreement”), which provides for the merger (the “Merger”) of Merger Sub with and into Genesis. Pursuant to the Merger, all outstanding common stock of Genesis will be canceled and extinguished and converted into the right to receive common stock of Pixelworks, as set forth in the Merger Agreement, and Genesis will become a wholly owned direct subsidiary of Pixelworks.

B.    The Stockholder is the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of such number of (i) shares of the outstanding common stock of Genesis and (ii) shares of common stock of Genesis issuable upon the exercise of outstanding options, warrants and other rights to acquire such shares of common stock of Genesis, in each case as is set forth on the signature page of this Agreement.

C.    As an inducement and condition to entering into the Merger Agreement, Pixelworks has required that the Stockholder agree, and the Stockholder has agreed (solely in his or her capacity as such), to enter into this Agreement.

D.    In consideration of the execution of the Merger Agreement by Pixelworks, the Stockholder (solely in his capacity as such) is hereby agreeing to vote, or cause to be voted, the Shares (as defined below) and other such shares of capital stock of Genesis over which the Stockholder has voting power so as to facilitate the consummation of the Merger.

NOW, THEREFORE, intending to be legally bound, the parties hereto hereby agree as follows:

1.    Certain Definitions.  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement. For purposes of this Agreement, the following terms shall have the following respective meanings:

(a)    “Expiration Date”  shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article VIII thereof, or (ii) such date and time as the Merger shall become effective in accordance with the terms and conditions of the Merger Agreement.

(b)    “Person”  shall mean any individual, corporation, limited liability company, general or limited partnership, business trust, unincorporated association or other business organization or entity, or any governmental body or authority.

(c)    “Shares”  shall mean: (i) all securities of Genesis (including all shares of Genesis Common Stock and all options, warrants and other rights to acquire shares of Genesis Common Stock) owned by the Stockholder as of the date of this Agreement, as indicated on the signature page of this Agreement; and

(ii) all additional securities of Genesis (including all additional shares of Genesis Common Stock and all additional options, warrants and other rights to acquire shares of Genesis Common Stock) of which the Stockholder acquires ownership during the period from the date of this Agreement through the Expiration Date, including, without limitation, through the exercise of options, warrants or other rights to acquire such securities of Genesis, or the conversion of other securities of Genesis into such securities of Genesis. In the event of a stock dividend or distribution, or any change in the Shares by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term “Shares” shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged.

2.    Agreement to Vote Shares.

(a)    Agreement to Vote.  Until the Expiration Date, at every meeting of the stockholders of Genesis called, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of Genesis, the Stockholder (solely in his or her capacity as such) shall cause all Shares then owned by the Stockholder to be voted in favor of the adoption of the Merger Agreement (as the same may be amended from time to time), and in favor of each of the transactions contemplated by the Merger Agreement (as the same may be amended from time to time) and against any matter that is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage, or adversely affect the consummation of the Merger and other transactions contemplated by the Merger Agreement (as the same may be amended from time to time).

(b)    No Other Agreement.  Prior to the Expiration Date, the Stockholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 2.

3.    Irrevocable Proxy.  As security for the agreements of the Stockholder provided for herein, the Stockholder hereby grants and delivers to Pixelworks, concurrently with the execution and delivery of this Agreement, a proxy in the form attached hereto as Exhibit A (the “Proxy”), which shall be irrevocable to the fullest extent permitted by applicable law, with respect to the Shares owned by the Stockholder at the time of the meeting of the stockholders of Genesis called, and as of the date of every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of Genesis.

4.    Representations and Warranties of the Stockholder.  The Stockholder hereby represents and warrants to Pixelworks, as of the date hereof and at all times until the Expiration Date (unless indicated otherwise), that the Stockholder (a) is the beneficial owner of, and has good and valid title to, the Shares at such time owned by him, free and clear of any liens, claims, options, rights of first refusal, co-sale rights, charges or other encumbrances as of the date hereof, (b) as of the date hereof, does not beneficially own or have any written or unwritten agreement or arrangement to acquire any securities of Genesis other than the shares of Genesis Common Stock and options and warrants to purchase shares of Common Stock of Genesis indicated on the signature page of this Agreement, and (c) has sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Sections 2 and 3 hereof, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares at such time owned by him, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.

5.    No Solicitation.  Prior to the Expiration Date, the Stockholder agrees (solely in his or her capacity as such) that neither he nor any of his representatives (including any investment banker, attorney or accountant retained by Stockholder) shall, and that he shall use his reasonable best efforts to cause his employees and other agents not to (and shall not authorize any of them to) directly or indirectly, (i) solicit, initiate, encourage, knowingly facilitate or induce any inquiry with respect to, or the making, submission or announcement of, any Acquisition Proposal with respect to Genesis, (ii) participate in any discussions or negotiations regarding, or furnish to any Person any nonpublic information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Acquisition Proposal with respect to Genesis, (iii) engage in discussions with any Person with respect to any Acquisition Proposal with respect to Genesis, except as to the existence of the terms contained in this Section 5, (iv) approve, endorse or recommend any Acquisition Proposal with respect to Genesis, (v) enter into any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any Acquisition Proposal or transaction contemplated thereby with respect to Genesis, or (vi) engage in any other activity that Genesis is prohibited from undertaking under Section 6.1 of the Merger Agreement. The Stockholder and his representatives (including any investment banker, attorney or accountant retained by him) shall, and shall use his reasonable best efforts to cause his employees and other agents to, immediately cease any and all existing activities, discussions or negotiations with any third parties conducted heretofore with respect to any Acquisition Proposal with respect to Genesis. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in this Section 5 by any investment banker, attorney or other advisor or representative of the Stockholder shall be deemed to be a breach of this Section 5 by the Stockholder. Notwithstanding anything to the contrary stated herein, this Section 5 shall not apply to the Stockholder in his capacity as either an officer or director of Genesis and any actions undertaken or omissions by the Stockholder in any such capacity shall be governed exclusively by Section 6.1 and 6.5 of the Merger Agreement.

6.    No Solicitation of Proxies.  Prior to the Expiration Date, the Stockholder agrees (solely in his capacity as such) that neither he nor any of his representatives (including any investment banker, attorney or accountant retained by him) shall, and that he shall use his reasonable best efforts to cause his employees and other agents not to (and shall not authorize any of them to) directly or indirectly, engage in any solicitation (as defined in Regulation 14A of the Rules and Regulations of the Exchange Act) of other stockholders of Genesis against the Merger Agreement (as the same may be amended from time to time) and the Merger or any of the other transactions contemplated by the Merger Agreement (as the same may be amended from time to time).

7.    Further Assurances.  From time to time, at the other party’s request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be reasonably deemed necessary or appropriate to consummate the transactions contemplated by this Agreement.

8.    Termination.  This Agreement shall terminate and shall have no further force or effect as of the Expiration Date.

9.    Miscellaneous.

(a)    Waiver.  No waiver by any party hereto of any condition or any breach of any term or provision set forth in this Agreement shall be effective unless in writing and signed by each party hereto. The waiver of a condition or any breach of any term or provision of this Agreement shall not operate as or be construed to be a waiver of any other previous or subsequent breach of any term or provision of this Agreement.

(b)    Severability.  In the event that any term, provision, covenant or restriction set forth in this Agreement, or the application of any such term, provision, covenant or restriction to any person, entity or set of circumstances, shall be determined by a court of competent jurisdiction to be invalid, unlawful, void or unenforceable to any extent, the remainder of the terms, provisions, covenants and restrictions set forth in this Agreement, and the application of such terms, provisions, covenants and restrictions to persons, entities or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall remain in full force and effect, shall not be impaired, invalidated or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by applicable law.

(c)    Binding Effect; Assignment.  This Agreement and all of the terms and provisions hereof shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the Stockholder may be assigned to any other Person without the prior written consent of Pixelworks.

(d)    Amendments.  This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by each of the parties hereto.

(e)    Specific Performance; Injunctive Relief.  Each of the parties hereto hereby acknowledges that (i) the representations, warranties, covenants and restrictions set forth in this Agreement are necessary, fundamental and required for the protection of Pixelworks and to preserve for Pixelworks the benefits of the Merger; (ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each such representation, warranty, covenant and restriction a special, unique, and extraordinary value; and (iii) a breach of any such representation, warranty, covenant or restriction, or any other term or provision of this Agreement, will result in irreparable harm and damages to Pixelworks which cannot be adequately compensated by a monetary award. Accordingly, Pixelworks and the Stockholder hereby expressly agree that in addition to all other remedies available at law or in equity, Pixelworks shall be entitled to the immediate remedy of specific performance, a temporary and/or permanent restraining order, preliminary injunction, or such other form of injunctive or equitable relief as may be used by any court of competent jurisdiction to restrain or enjoin any of the parties hereto from breaching any representations, warranties, covenants or restrictions set forth in this Agreement, or to specifically enforce the terms and provisions hereof.

(f)    Governing Law.  This Agreement shall be governed by and construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision, rule or principle (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(g)    Notices.  All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, (ii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) of transmission by telecopy or facsimile or (iii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) if delivered by a nationally recognized courier service. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(i)    If to Pixelworks:

Pixelworks, Inc.

8100 SW Nyberg Road

Tualatin, OR 97062

Attention: Chief Operating Officer and Chief Financial Officer

Fax: (503) 612-0848

with a copy to:

O’Melveny & Myers LLP

990 Marsh Road

Menlo Park, California 94025-1949

Attention: Karen Dreyfus

Fax: (650) 473-2601

(ii)    If to the Stockholder: To the address for notice set forth on the signature page hereof.

with a copy to:

Genesis Microchip Inc.

2150 Gold Street

Alviso, CA 95002

Attention: Chief Operating Officer and Chief Financial Officer

Fax: (408) 262-6365

and

Wilson Sonsini Goodrich & Rosati, Professional Corporation

650 Page Mill Road

Palo Alto, CA 94304

Attention: Selim Day

Fax No.: (650) 493-6811

(h)    Enforcement; Consent to Jurisdiction; Waiver of Jury Trial.

(i)  Each of the parties hereto:

(A)    consents to submit itself to the personal jurisdiction of (x) the United States District Court for the District of Delaware in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement to the extent such court would have subject matter jurisdiction with respect to such dispute and (y) the Chancery or other courts of the State of Delaware;

(B)    agrees that it will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such court;

(C)    agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than such courts;

(D)    agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to a party at its address set forth in Section 11(g) or at such other address of which a party shall have been notified pursuant thereto; and

(E)    agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

(ii)  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING IN RELATION TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

(iii)  All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

(i)    Entire Agreement.  This Agreement, the Proxy, the Affiliate Agreement between the Stockholder and Pixelworks dated the date hereof, the Merger Agreement and any other agreements referred to in the Merger Agreement contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

(j)    Headings.  The section headings set forth in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement in any manner.

(k)    Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

PIXELWORKS, INC.	STOCKHOLDER

By:	By:
Signature of Authorized Signatory	Signature

Name:	Name:

Title:

Print Address

Telephone Number

Facsimile Number

Shares Beneficially Owned:

shares of Genesis Common Stock

shares of Genesis Common Stock issuable upon exercise of outstanding options or warrants

[SIGNATURE PAGE TO GENESIS VOTING AGREEMENT]

EXHIBIT A

IRREVOCABLE PROXY

The undersigned stockholder of Genesis Microchip Inc., a Delaware corporation (“Genesis”), hereby irrevocably (to the fullest extent permitted by law) appoints Allen Alley and Hans Olsen, President & Chief Executive Officer and Executive Vice President and Chief Operating Officer, respectively, of Pixelworks, Inc., an Oregon corporation (“Pixelworks”), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of Genesis that are owned of record by the undersigned as of the date of the meeting of stockholders of Genesis called (and at every adjournment or postponement thereof), and as of the date that any action or approval by written consent of the stockholders of Genesis solicited, for the purpose of considering the adoption and approval of the Merger Agreement and the Merger (collectively, the “Shares”) in accordance with the terms of this Proxy. As used herein, the “Merger Agreement” shall mean that certain Agreement and Plan of Merger, dated as of March 17, 2003, by and among Pixelworks, Display Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Pixelworks (“Merger Sub”), and Genesis, which provides for the merger (the “Merger”) of Merger Sub with and into Genesis and the other transactions contemplated by the Merger Agreement. Upon the undersigned’s execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

This Irrevocable Proxy is irrevocable (to the fullest extent permitted by applicable law), is coupled with an interest and is granted pursuant to that certain Genesis Voting Agreement of even date herewith by and among Pixelworks and the undersigned stockholder (the “Genesis Voting Agreement”), and is granted in consideration of Pixelworks entering into the Merger Agreement. As used herein, the term “Expiration Date” shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article VIII thereof or (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement.

The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned’s attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special or adjourned meeting of stockholders of Genesis and in every written consent in lieu of such meeting in favor of the adoption of the Merger Agreement (as the same may be amended from time to time), in favor of each of the actions contemplated by the Merger Agreement (as the same may be amended from time to time) and against any matter that is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage, or adversely affect the consummation of the Merger or other transactions contemplated by the Merger Agreement (as the same may be amended from time to time).

The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided above. The undersigned stockholder may vote the Shares on all other matters.

Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

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This Irrevocable Proxy is irrevocable (to the fullest extent permitted by law). This Irrevocable Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: March ,2003

Signature of Stockholder:

Name of Stockholder:

Shares beneficially owned:

shares of Genesis Common Stock

shares of Genesis Common Stock issuable upon exercise of outstanding options or warrants

[IRREVOCABLE PROXY]